UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

AMC Global Media Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AMC GLOBAL MEDIA INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET. For shares held in the AMC Global Media 401(k) Savings Plan, vote by June 11, 2026 11:59 PM ET. AMC GLOBAL MEDIA INC. 11 PENN PLAZA NEW YORK, NY 10001 V95276-P52293 You invested in AMC GLOBAL MEDIA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 16, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMCX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items for our Class A Stockholders Board Recommends 1. Election of the following nominees as Directors: 01) Matthew C. Blank 02) Debra G. Perelman For 03) Carl E. Vogel 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on Proposal to Approve the Company’s Amended and Restated 2011 Stock Plan for Non-Employee Directors For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V95277-P52293

Your Vote Counts! AMC GLOBAL MEDIA INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET. AMC GLOBAL MEDIA INC. 11 PENN PLAZA NEW YORK, NY 10001 V95278-P52293 You invested in AMC GLOBAL MEDIA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 16, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMCX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items for our Class B Stockholders Board Recommends 1. Election of the following nominees as Directors: 01) James L. Dolan 05) Thomas C. Dolan 02) Christopher J. Cox 06) Brian G. Sweeney For 03) Aidan J. Dolan 07) Vincent Tese 04) Kristin A. Dolan 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 For 3. Advisory vote on Named Executive Officer compensation For 4. Vote on Proposal to Approve the Company’s Amended and Restated 2011 Stock Plan for Non-Employee Directors For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95279-P52293